GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Class A, Class C, Institutional, Investor, Class P and Class R6 Shares of the

Goldman Sachs Asia Equity Fund

(the “Fund”)

Supplement dated March 14, 2019 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2019

Effective immediately, Basak Yavuz, Hiren Dasani and Sumit Mangal will serve as portfolio managers for the Fund. In addition, effective March 31, 2019 (the “Effective Date”), Kevin Ohn and Seong Kook Jung will no longer serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Asia Equity Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the Fund’s Summary Prospectuses:

Portfolio Managers: Kevin Ohn, CFA, Managing Director, has managed the Fund since 2013; Basak Yavuz, CFA, Managing Director, has managed the Fund since 2019; Hiren Dasani, Managing Director, has managed the Fund since 2019; Seong Kook Jung, Vice President, has managed the Fund since 2016; and Sumit Mangal, Executive Director, has managed the Fund since 2019.

The following replaces the table in the “Global Emerging Markets Equity Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Kevin Ohn, CFA Managing Director	Portfolio Manager— Asia Equity	Since 2013	Mr. Ohn is the head of GSAM’s Asia Equity team and portfolio manager of the Asia Ex-Japan Equity strategy. He joined the Investment Adviser in January 2007.
Basak Yavuz, CFA Managing Director	Portfolio Manager— Asia Equity Emerging Markets Equity ESG Emerging Markets Equity N-11 Equity	Since 2019 2015 2018 2013	Ms. Yavuz is the co-head of GSAM’s Emerging Markets Equity team and a portfolio manager for GSAM’s Emerging Markets Equity strategy. She joined the Investment Adviser in September 2011.
Seong Kook Jung Vice President	Portfolio Manager— Asia Equity	Since 2016	Mr. Jung is a portfolio manager on the Asia Equity team. He joined the Investment Adviser in 2007.
Hiren Dasani Managing Director	Portfolio Manager— Asia Equity Emerging Markets Equity ESG Emerging Markets Equity	Since 2019 2017 2018	Mr. Dasani is the co-head of GSAM’s Emerging Markets Equity team and a portfolio manager for GSAM’s Emerging Markets Equity and India Equity strategies. He joined the Investment Adviser in January 2007.

Sumit Mangal Executive Director	Portfolio Manager— Asia Equity	Since 2019	Mr. Mangal is a portfolio manager for GSAM’s Emerging Markets Equity team and Asia Ex-Japan Equity strategy. He joined the Investment Adviser in 2015 from Birla Sunlife Insurance, where he was a research analyst and portfolio manager since 2007.

In addition, on the Effective Date, the Fund’s disclosures are modified as follows:

All references to Mr. Ohn and Mr. Jung in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

EME1CONFIDSTK 03-19